UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2019
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05560	04-2302115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Sylvan Road, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		781-376-3000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	SWKS	Nasdaq Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Skyworks Solutions, Inc. (the “Company”), held on May 8, 2019 (the “Annual Meeting”), the Company’s stockholders were asked to consider and vote on four proposals that are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on March 29, 2019, in connection with the Annual Meeting (the “Proxy Statement”). The results of the voting on each of those proposals were as follows:

1.    The Company’s stockholders elected each of David J. Aldrich, Kevin L. Beebe, Timothy R. Furey, Liam K. Griffin, Balakrishnan S. Iyer, Christine King, David P. McGlade, Robert A. Schriesheim, and Kimberly S. Stevenson to serve as a director of the Company until the next annual meeting of the Company’s stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

The voting results with respect to each director elected at the Annual Meeting are set forth in the following table:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
David J. Aldrich	125,619,597	2,138,607	293,676	22,794,297
Kevin L. Beebe	122,109,595	5,630,968	311,317	22,794,297
Timothy R. Furey	123,792,352	3,946,032	313,496	22,794,297
Liam K. Griffin	124,607,202	3,151,172	293,506	22,794,297
Balakrishnan S. Iyer	124,449,196	3,297,918	304,766	22,794,297
Christine King	122,995,902	4,758,523	297,455	22,794,297
David P. McGlade	122,229,022	5,510,225	312,633	22,794,297
Robert A. Schriesheim	120,533,316	7,204,804	313,760	22,794,297
Kimberly S. Stevenson	127,045,980	711,963	293,937	22,794,297
Following the Annual Meeting, Ms. King was designated by the board of directors as lead independent director.

2.    The Company’s stockholders ratified the selection by the Company’s Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2019 fiscal year.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
148,763,163	1,700,908	382,106	0

3.    The Company’s stockholders voted to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
92,162,462	35,234,517	654,901	22,794,297

4.    The Company’s stockholders voted to approve a non-binding stockholder proposal regarding simple majority voting.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
113,192,641	4,359,620	10,499,619	22,794,297

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

May 10, 2019	By:	/s/ Robert J. Terry
	Name:	Robert J. Terry
	Title:	Senior Vice President, General Counsel and Secretary